2.60 1.80 2.15 3.30 3.75 5.10 0.15 5.10 4.50 - logo 0.15 Investor Presentation November 2019 0 34 84 18 86 154 108 134 195 82 89 95 191 191 191 241 229 24 33 75 35 255 175 25 Exhibit 99.1

Table of Contents IRT Overview Investment Thesis 2 – 4 Cash Flow Profile 5 Portfolio Composition 6 Value Add Program 7 – 8 Capital Recycling Program 9 Capital Structure 10 – 11 Guidance 12 Sustainability Commitment 13 Conclusion 14 Appendix Historic Portfolio Growth and Transformation 16 Market Profiles 17 – 26 Value Add Progress-to-date 27 Demographic Profile 28 Definitions and Non-GAAP Financial Measure Reconciliations 29 – 30 Forward-Looking Statement 31

IRT Enterprise Snapshot 1 $2.29B Total market capitalization of Own and operate : 57 communities 15,536 units Average community age: 17 years $1.8B in gross assets PORTFOLIO SUMMARY SAME STORE HIGHLIGHTS NOI growth: 8.1% 2 Average effective rent $1,078 Average occupancy: 93.4% As of 9/30/2019, except as otherwise noted. Represents year-over-year change, comparing Q3 2019 same store results to Q3 2018. Calculated using the rent premium per month, multiplied by 12, divided by the total renovation cost per unit. IRT Corporate Office VALUE ADD SUMMARY 20 communities identified for redevelopment 15.8% return on investments made to date 3

Positioned to Unlock Long-term Value Clear investment strategy focused on middle-market communities across non-gateway MSAs Accretive, tenant-first approach to owning and operating high-quality multifamily communities $ Value add community redevelopment initiatives Simple, capital structure

Clear Investment and Ownership Strategy Assets Our Focus: Well-located middle-market communities, likely to benefit from: Robust management platform, including revenue management Operational expertise Economies of scale Markets Our Focus: Targeted submarkets within non-gateway markets exhibiting: Strong apartment demand Limited new construction Strong economic indicators We Look For: Strong employment drivers Population growth & positive net migration trends Well-rated schools Attractive rent vs. buy dynamics Mature, infill locations with high barriers to entry We Look For: Mid-rise/garden style (150–500) units with attractive amenities Acquire properties at less than replacement cost Opportunities for repositioning or updating through capital expenditures Ability to apply tailored marketing and management strategies to attract and retain residents and increase rents Creating value by identifying the right assets in the right markets Leading To Increased Property Level NOI – Stable Occupancy Rates, Above Average Rent Growth and Reduced Expenses

Stable Cash Flow Profile Source: 2019 year-end projections per CoStar 2019 Q3 data release. Gateway Markets represent an arithmetic average of New York, Washington DC, San Francisco and Los Angeles. IRT weighted averages are based on unit count as of Q3 2019, excluding all assets held for sale and including the Thornhill acquisition on 10/1/19. Annual Change in Effective Rent (IRT Markets vs. the National Average, Gateway Markets and Selected Asset Class Segments) Supply and Demand fundamentals in IRT’s markets have resulted in a more stable rent profile through multiple economic cycles, as compared to gateway markets and Class A properties. (1) (2)

Portfolio Scale and Management Platform Deliver Operational Excellence IRT’s Management Platform: Manage all 57 communities1 Capitalizing on economies of scale through regional managers’ ability to be on-site, which results in cost management efficiencies Algorithmic-based revenue optimization Regional management team averages over 20 years of experience Scale & regional strategy drive long-term margin accretion Management platform differentiates IRT and drives resident retention $1,078 avg. effective monthly rent across the same store portfolio + Class A properties Class B properties IRT Corporate Office $1,362 avg. rent per unit across Class A communities $1,034 avg. rent per unit across Class B communities Q3 2019 NOI Contribution by Asset Class Number of communities as at 9/30/19.

Value Add Opportunity After Before At a Glance Value add projects are a core part of IRT’s strategy to maximize its portfolio’s value Opportunity Approximately 6,350 units identified for redevelopment across 20 properties creating outsized NOI growth Investment Estimate a total investment of approximately $74 million across three phases Expected Return In total, expect 15-20% return on investment, unlocking an additional $12.0 to $13.0 million in annual NOI 1,2 Multi-Phase Approach Projects commenced in phases; phase 1 and phase 2 are underway and expected to be completed through 2020. Phase 3 is commencing during the 2nd half of 2019 and expected to be completed through 2021. This additional NOI is expected to be fully realized with 12 months of the completion of all projects. These projections constitute forward-looking information. See “Forward-Looking Statements” on slide 31.

Phase 1 Value Add Projects and Pipeline Maximize Portfolio Value Value creation opportunity of $1.71 per share across Phases 1, 2 and 3. $'s in 000's, except units and per share amounts 4.0K UNITS IN REMAINING PROJECT PIPELINE IRT’s Redevelopment Opportunity VALUE OPPORTUNITY 2 Incremental NOI Incremental Value At 5.6% Cap Rate 3 Net Value Per Share 4 $12.9M $155.4M $1.71 Information as of 9/30/19. These projections constitute forward-looking information. See “Forward-Looking Statements” on slide 31. Represents incremental NOI, divided by a 5.6% cap rate, net of capital invested. The 5.6% cap rate represents the mid-point of those cap rates used by IRT’s analysts in computing their respective NAVs. Per share values based on weighted-average shares and units outstanding of 90.9 million. Phase 1 & 2 Projects Constantly evaluating the portfolio for additional value add opportunities Units Capital Invested Incremental NOI Incremental Value Created 3 Phase 3 Projects COMPLETED TO-DATE 1 REMAINING TOTAL 2 Phase 1 Phase 2 Phase 3 Total Phase 1 Phase 2 Phase 3 Total Phase 1 Phase 2 Phase 3 Total 1,059 1,241 64 2,364 487 1,142 2,338 3,967 1,546 2,383 2,402 6,331 $ 16,541 $ 13,116 $ 945 $ 30,602 $ 7,607 $ 12,069 $ 24,055 $ 43,731 $ 24,148 $ 25,185 $ 25,000 $ 74,333 $ 2,158 $ 2,542 $ 118 $ 4,818 $ 1,092 $ 2,573 $ 4,382 $ 8,047 $ 3,250 $ 5,115 $ 4,500 $ 12,865 $ 21,993 $ 32,272 $ 1,169 $ 55,434 $ 11,886 $ 33,874 $ 54,188 $ 99,948 $ 33,879 $ 66,146 $ 55,357 $ 155,382

Capital recycling program sets the table for driving future organic growth: Upgrading portfolio by investing in core markets with scale, or where scale can be improved Acquired communities where future value add opportunities exist to further drive NOI once onboarded onto IRT’s platform Exiting markets that lack scale, as well as future growth fundamentals Executing on Capital Recycling Initiatives + Assets Held for Sale and Sold1 Property Market Units 2018 Capital Recycling Program Arbors at the Reservoir Sold – Dec. 2018 Jackson, MS 170 The Aventine Greenville Sold – Dec. 2018 Greenville, SC 346 Reserve at Eagle Ridge Sold – Apr. 2019 Chicago, IL 370 Carrington Park Sold – Jul. 2019 Little Rock, AR 202 Stonebridge at the Ranch Sold – Jul. 2019 Little Rock, AR 260 Total Dispositions $175.8 M 2019 Capital Recycling Program Iron Rock Ranch Under Contract Austin, TX 300 Property Market Market Market Units Sales Price 2018 Capital Recycling Program Bridgeview Apts. – Jul. 2018 Tampa, FL Tampa, FL 348 $43.0 M Collier Park – Jul. 2018 Columbus, OH Columbus, OH 232 $21.2 M Waterford Landing – Oct. 2018 Atlanta, GA Atlanta, GA 260 $30.5 M Lucerne – Nov. 2018 Tampa, FL Tampa, FL 276 $47.0 M North Park – Apr. 2019 Atlanta, GA Atlanta, GA 224 $28.0 M Total Acquisitions $169.7 M 2019 Capital Recycling Program Rocky Creek – Jul. 2019 Tampa, FL 264 $48.0 M Thornhill Apts. – Oct. 2019 Raleigh, NC 318 $52.9 M Acquired Assets1 Assets in markets lacking future growth fundamentals Assets in markets with scale, or where scale can be achieved Selling Buying Capital recycling updates as of 10/31/2019

Total Market Capitalization calculated based on share price as of market close 3/31/2017 and 9/30/19, respectively. Reflects debt maturities as of 9/30/19. Reflects pro forma net debt to adjusted EBITDA for each period presented, which includes adjustments for the timing of acquisitions, the full quarter effect of current value add initiatives, and the projected completion of the announced capital recycling activities including paydown of associated indebtedness. Actual net debt to adjusted EBITDA for the quarter ended 9/30/19 was 9.4x. 1Q 2017 53.2% Debt Simple Capital Structure We have a simple capital structure... With almost no debt maturing until 2021… …And limited exposure to interest rate risk. Our focus is reducing leverage. 3Q 2019 42.8% Debt Total Debt Common Equity Market Capitalization Net Debt to Adjusted EBITDA Total Capitalization Floating Rate Debt Fixed Rate / Hedged Debt 3Q 2019 94% Fixed/Hedged $s in millions $1.44bn $2.29bn Actual Debt Maturity Schedule Total Debt to Total Capitalization 1 2 3Q 2019 3

How Do We Right Size Leverage? These projections constitute forward-looking information. See “Forward-Looking Statements” on slide 31. Projected annual organic total portfolio NOI growth of 3-4%. This additional NOI is expected to be fully realized with 12 months of the completion of all projects. Reflects pro forma net debt to adjusted EBITDA for each period presented, which includes adjustments for the timing of acquisitions, the full quarter effect of current value add initiatives, and the projected completion of the announced capital recycling activities including paydown of associated indebtedness. Actual net debt to adjusted EBITDA for the quarter ended 9/30/19 was 9.4x. 1 Value add and annual organic NOI Growth, at our existing portfolio, is expected to grow NOI over 18% cumulatively over 3 years… 1 2 Each additional dollar of NOI growth drops to EBITDA, allowing for significant de-leveraging through 2021… 1 Phases 1, 2 & 3 of Value Add NOI Addition $114 $12 – $13 3 $11 – $14 2 $137 - $141 Organic NOI Growth (through 2021) Projected Future Annual NOI 9.0x Mid 7’s + + NOI required to cover quarterly dividend payment (expected coverage by YE 2019) FY 2018 NOI Net debt to adj. EBITDA ratio 4 Interim-term target achieved through NOI growth $’s in millions

2019 Guidance This guidance, including the underlying assumptions, constitutes forward-looking information. Actual full year 2019 EPS and CFFO could vary significantly from the projections presented. See “Forward-Looking Statements” on slide 31. Per share guidance is based on weighted average shares and units outstanding of 90.9 million. Acquisition volume includes the April, July, and October 2019 acquisitions totaling $128.9 million. Disposition volume includes the April 2019 disposition, the July 2019 dispositions, and potential additional capital recycling dispositions in 2019.  Represents CFFO at the midpoint of IRT’s CFFO per share guidance. Key Operating Assumptions 2019 Full Year EPS and CFFO Guidance 1,2 CORE FFO ($s in millions) Same Store Communities 2019 Outlook Number of properties/units 49 properties / 13,397 units Property revenue growth 5.5% to 6.0% Controllable property operating expense growth 1.0% to 1.5% Real estate tax and insurance expense increase 6.5% to 7.5% Total real estate operating expense growth 3.0% to 3.5% Same store property NOI growth 7.0% to 7.5% Corporate Expenses   General and administrative expenses (excluding stock-based compensation) $9.5 to $10.0 million Transaction/Investment Volume   Acquisition volume 3 $128.9 million Disposition volume 4 $150.0 to $155.0 million Capital Expenditures   Recurring $7.5 to $8.25 million Value add & non-recurring $30.0 to $35.0 million Low High Earnings per share $0.47 $0.54 Adjustments:     Depreciation and amortization 0.55 0.57 Gains on sale of assets (0.33) (0.39) Share base compensation 0.04 0.04 Amortization of deferred financing fees 0.02 0.02 CORE FFO per share allocated to common shareholders $0.75 $0.78 5

IRT’s Sustainability Commitment We believe that operating multi-family real estate can be conducted with a conscious regard for the environment and wider society. Find out more on the Sustainability page of IRT’s Investor Relations website at www.investors.irtliving.com

How IRT Unlocks Long-term Value Clear investment strategy focused on middle-market communities across non-gateway MSAs Accretive, tenant-first approach to owning and operating high-quality multifamily communities Value add community redevelopment and capital recycling initiatives Simple, conservative capital structure $ Our markets are leading gateway cities & the national average in job & population growth 7 new jobs for every unit delivered in IRT markets Acquisitions align perfectly with strategy Management platform drives margin accretion High, stable same store occupancy: 93.4% 1 Q3 2019 same store NOI growth: 8.1% 1 >30% increase in avg. base rent since IPO 1 Recycle $128.9 million into core Class B communities in 2019 Value add opportunities in 20 communities Est. return of 15-20% once completed Est. NOI growth of $12-$13mm 2 Initiative to reduce net debt to adj. EBITDA multiple to the low 7’s 94% of debt is fixed/hedged 1 No significant debt maturities until 2023 1 As of 9/30/19. This additional NOI is expected to be fully realized with 12 months of the completion of all projects.

2.60 1.80 2.15 3.30 3.75 5.10 0.15 5.10 4.50 - logo 0.15 Appendix & Definitions

IRT’s Historical Growth and Key Milestones Portfolio Transformation Driving Gross Asset Growth August 2013 IPO -- $34 million One off acquisitions totaling $300m TradeStreet Merger -- $750 million Internalize & raise $250 million in equity to de-lever Announce $228 million portfolio acquisition Launch Phase 1 and 2 of Value Add Renovation Program Launch Phase 3 of Value Add Renovation Program

Source: CoStar Note: 2019 projections are for year-end 2019, as of CoStar’s 2019 Q3 data release. IRT weighted averages are based on unit count as of Q3 2019, excluding all assets held for sale and including the Thornhill acquisition in Raleigh on 10/1/19. Gateway markets represent an arithmetic average of New York, Washington DC, San Francisco and Los Angeles. Our Markets Demonstrate Strong Population & Employment Growth 0 34 84 18 86 154 108 134 195 82 89 95 191 191 191 241 229 24 33 75 35 255 175 25 Population & Employment growth in IRT’s markets is above the national average and is growing faster than new supply, creating increased demand for existing apartment units. Population Growing at a Higher Rate Population in IRT’s markets is expected to grow 1.15% in 2019 compared to 0.50% in gateway markets and 0.65% across the country (1) (2) Employment Growing at a Higher Rate Employment in IRT’s markets is expected to grow 1.74% in 2019 compared to 1.78% in gateway markets and 1.42% across the country (1) (2)

Our Assets Demonstrate Attractive Apartment Industry Dynamics Low Homeownership Limited New Supply The national Class B vacancy rate remains at historic lows Class B vacancy continues to decline, notwithstanding an increase in apartment completions across the broader apartment market The majority of new supply remains concentrated in gateway markets, and competes with Class A properties Homeownership Data Source: U.S Census Bureau as of Q3 2019. New Completions (Supply) Data Source: CoStar Q3 2019 Data Release. The favorable fundamentals of our markets drive demand for our assets Growth in households increases the pool of renters, even more so during periods of reduced homeownership The homeownership rate was 64.8% in 3Q 2019 down from 69.2% in 4Q 2004 (the peak) and equal to the rate in 4Q 2018 Homeownership affordability remains challenging for many households, especially first-time buyers

14th largest city in the U.S. by population Strong accessibility to major highway I-270 Near thriving employment hubs such as Rickenbacker International airport Class B communities insulated from new Class A construction Major employers, and companies with headquarter-presence include: Our Markets | Columbus1 Source: CoStar 2019 year-end data from CoStar 2019 Q3 Data Release New units estimated to come online in 2019 as a percentage of total supply Projected Net Employment/Projected Completions Projected Net Population/Projected completions For Budgeted 2019 Fiscal Year, excluding held for sale communities as of Q3 and including the acquisition of Thornhill in Raleigh, NC Columbus represents 8.6% of IRT’s NOI, portfolio-wide 5 Bennington Pond Apartments Groveport, OH Schirm Farms Canal Winchester, OH

Communities located within 5 min. of major highways Communities located in top school districts Benefitting from suburban sprawl, well-positioned in MSA with growing ancillary job markets Major company presence in Atlanta include: Our Markets | Atlanta 1 Source: CoStar 2019 year-end data from CoStar 2019 Q3 Data Release New units estimated to come online in 2019 as a percentage of total supply Projected Net Employment/Projected Completions Projected Net Population/Projected completions For Budgeted 2019 Fiscal Year, excluding held for sale communities as of Q3 and including the acquisition of Thornhill in Raleigh, NC Atlanta represents 14.5% of IRT’s NOI, portfolio-wide 5 Pointe at Canyon Ridge Sandy Springs, GA Crestmont Marietta, GA

Communities located within 5 min. of major throughways Easy access to local retail centers Concentration around Research Triangle Park Many companies have a strong presence in the area, including: Our Markets | Raleigh – Durham 1 Source: CoStar 2019 year-end data from CoStar 2019 Q3 Data Release New units estimated to come online in 2019 as a percentage of total supply Projected Net Employment/Projected Completions Projected Net Population/Projected completions For Budgeted 2019 Fiscal Year, excluding held for sale communities as of Q3 and including the acquisition of Thornhill in Raleigh, NC Raleigh-Durham represents 11.1% of IRT’s NOI, portfolio-wide 5 Creekstone at RTP Durham, NC Waterstone at Brier Creek Raleigh, NC

Located within 5 min. of major highways Benefitting from the proximity to growing industrial footprint Each community is in a top school district in the market Burgeoning tourism hub Major employers include: Our Markets | Louisville 1 Source: CoStar 2019 year-end data from CoStar 2019 Q3 Data Release New units estimated to come online in 2019 as a percentage of total supply Projected Net Employment/Projected Completions Projected Net Population/Projected completions For Budgeted 2019 Fiscal Year, excluding held for sale communities as of Q3 and including the acquisition of Thornhill in Raleigh, NC Louisville represents 9.7% of IRT’s NOI, portfolio-wide 5 Prospect Park Apartment Homes Louisville, KY Meadows Apartment Homes Louisville, KY

$3 billion Water Street mixed-use investment backed by Jeff Vinik and Bill Gates is underway downtown Major employers in the area include: Major companies have committed to a major presence in the market such as: Our Markets | Tampa 1 Source: CoStar 2019 year-end data from CoStar 2019 Q3 Data Release New units estimated to come online in 2019 as a percentage of total supply Projected Net Employment/Projected Completions Projected Net Population/Projected completions For Budgeted 2019 Fiscal Year, excluding held for sale communities as of Q3 and including the acquisition of Thornhill in Raleigh, NC Tampa represents 6.9% of IRT’s NOI, portfolio-wide 5 Lakes of Northdale Tampa, FL

15th largest city in the U.S. by population Located within 5 min. of major highways Communities located in top school districts Experienced outsized job growth in health care and retail trade industries Major employers include: Our Markets | Indianapolis 1 Source: CoStar 2019 year-end data from CoStar 2019 Q3 Data Release New units estimated to come online in 2019 as a percentage of total supply Projected Net Employment/Projected Completions Projected Net Population/Projected completions For Budgeted 2019 Fiscal Year, excluding held for sale communities as of Q3 and including the acquisition of Thornhill in Raleigh, NC Indianapolis represents 5.5% of IRT’s NOI, portfolio-wide 5 Bayview Club Apartments Indianapolis, IN Riverchase Apartments Indianapolis, IN

17th largest city in the U.S. by population Long-term demand fundamentals are favorable with outsized population growth projected in the key age group of 20-34 6 Favorable average rent growth outpaces national average 6 Job growth driven by an economic shift away from a manufacturing economy toward a service economy Major employers include: Our Markets | Charlotte 1 Source: CoStar 2019 year-end data from CoStar 2019 Q3 Data Release New units estimated to come online in 2019 as a percentage of total supply Projected Net Employment/Projected Completions Projected Net Population/Projected completions For Budgeted 2019 Fiscal Year, excluding held for sale communities as of Q3 and including the acquisition of Thornhill in Raleigh, NC Fannie Mae Multifamily and Economics Research Charlotte represents 2.2% of IRT’s NOI, portfolio-wide 5 Fountains Southend Charlotte, NC

Metro area ranked 8th in the U.S. in terms of population growth in 2018 6 New development lags rental market supply 7 Major employers include: Our Markets | Orlando 1 Source: CoStar 2019 year-end data from CoStar 2019 Q3 Data Release New units estimated to come online in 2019 as a percentage of total supply Projected Net Employment/Projected Completions Projected Net Population/Projected completions For Budgeted 2019 Fiscal Year, excluding held for sale communities as of Q3 and including the acquisition of Thornhill in Raleigh, NC For 2018 Fiscal Year Fannie Mae Multifamily and Economics Research Orlando represents 2.9% of IRT’s NOI, portfolio-wide 5 Millenia 700 Orlando, FL

Renovation Costs per Unit (b) Property Market Total Units To Be Renovated Units Complete Units Leased Rent Premium (a) % Rent Increase Interior Exterior Total ROI - Interior Costs(c) ROI - Total Costs (d) Phase 1 Jamestown Louisville, KY 356 186 201 $275 33.0% $16,881 $5,161 $22,042 19.5% 15.0% The Village at Auburn Raleigh-Durham, NC 328 266 239 175 17.0% 14,217 2,248 16,465 14.8% 12.8% Pointe at Canyon Ridge Atlanta, GA 494 317 281 181 18.8% 8,712 1,802 10,514 24.9% 20.6% Haverford Lexington, KY 160 111 111 81 9.6% 5,181 849 6,029 18.9% 16.2% Crestmont Atlanta, GA 208 179 177 145 15.6% 12,341 8,963 21,304 14.1% 8.2% Total/Weighted Average 1,546 1,059 1,009 $181 19.6% $11,891 $3,728 $15,620 18.3% 13.9% Phase 2 Oxmoor Louisville, KY 432 219 199 $204 22.9% $15,969 $202 $16,171 15.3% 15.2% Brunswick Point Wilmington, NC 288 164 136 91 9.4% 6,561 170 6,731 16.7% 16.3% Schirm Farms Columbus, OH 264 171 160 82 9.6% 7,684 588 8,271 12.8% 11.9% The Commons at Canal Winchester (e) Columbus, OH 264 97 81 192 22.2% 9,723 520 10,244 23.6% 22.4% Creekside Corners Atlanta, GA 444 222 212 177 18.9% 8,813 1,325 10,139 24.0% 20.9% Stonebridge Crossing Memphis, TN 500 278 241 133 15.8% 9,436 1,069 10,504 17.0% 15.2% Arbors River Oaks Memphis, TN 191 90 80 227 19.6% 8,780 632 9,412 31.0% 28.9% Total/Weighted Average 2,383 1,241 1,109 $153 16.7% $9,858 $711 $10,569 18.6% 17.3% Phase 3 Vantage at Hillsborough Tampa, FL 348 33 45 $202 19.7% $12,958 $1,916 $14,874 18.7% 16.3% Lucerne Tampa, FL 276 31 26 230 20.3% 13,141 1,424 14,565 21.0% 18.9% Rocky Creek (f) Tampa, FL 264 - - - - - - - - - North Park (f) Atlanta, GA 224 - - - - - - - - - Waterford Landing (f) Atlanta, GA 260 - - - - - - - - - Meadows (f) Louisville, KY 400 - - - - - - - - - Walnut Hill (f) Memphis, TN 362 - - - - - - - - - Lenoxplace (f) Raleigh, NC 268 - - - - - - - - - Total/Weighted Average 2,402 64 71 $212 19.9% $13,025 $1,735 $14,761 19.5% 17.2% Grand Total/Weighted Average 6,331 2,364 2,189 $168 18.2% $10,898 $1,800 $12,698 18.5% 15.8% Value Add Redevelopments | Where We Are Today The rent change per unit per month reflects the difference between the rental rate on the renovated unit and the market rent for an unrenovated unit as of the date presented, as determined by management consistent with its customary rent-setting and evaluation procedures. Includes all costs to renovate the interior units and make certain exterior renovations, including clubhouses and amenities. Interior costs per unit are based on units leased. Exterior costs per unit are based on total units at the community. Excludes internal costs to support and manage the value add program as those costs relate to the entire program and cannot be allocated to individual projects. Calculated using the rent change per unit per month, multiplied by 12, divided by the interior renovation costs per unit. Calculated using the rent change per unit per month, multiplied by 12, divided by the total renovation costs per unit. Property was previously known as Kensington Commons. Renovations at the remaining Phase 3 properties are expected to commence during the remainder of 2019 and the first half of 2020. Value Add Summary Year to Date as of September 30, 2019

Resident Demographics at a Glance 1 Data as of 9/30/2019. 47% 53% Gender Breakdown 75% 25% Marital Status 38 Average Income Of tenants between 41% $69k Average Rent to Income 18-29 years old Average Age with Young, growing resident sample benefitting from amenity-rich communities without overextending on rent 18% Tenants make up a diverse, expansive job pool Top Industries of Tenants Include: Office and Administrative Staff Medical Sales/Retail Technology Education Hospitality Male Female Single Married

Definitions and Non-GAAP Financial Measure Reconciliations This presentation may contain non-U.S. generally accepted accounting principals (“GAAP”) financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in this document and/or IRT’s reports filed or furnished with the SEC available at IRT’s website www.IRTLIVING.com under Investor Relations. IRT’s other SEC filings are also available through this website. Average Effective Monthly Rent per Unit Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented. We believe average effective rent is a helpful measurement in evaluating average pricing. This metric, when presented, reflects the average effective rent per month. Average Occupancy Average occupancy represents the average of the daily physical occupancy for the period presented. EBITDA and Adjusted EBITDA EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before certain other non-cash or non-operating gains or losses related to items such as acquisition and integration expenses, asset sales, debt extinguishments and acquisition related debt extinguishment expenses. EBITDA and Adjusted EBITDA are each non-GAAP measures. We consider each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of our performance because it eliminates interest, income taxes, depreciation and amortization, and other non-cash or non-operating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs. Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”) IRT believes that FFO and CFFO, each of which is a non-GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and IRT in particular. IRT computes FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles. CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including stock compensation expense, depreciation and amortization of other items not included in FFO, amortization of deferred financing costs, acquisition and integration expenses, and other non-cash or non-operating gains or losses related to items such as defeasance costs we incur when we sell a property subject to secured debt, asset sales, debt extinguishments, and acquisition related debt extinguishment expenses from the determination of FFO. IRT’s calculation of CFFO differs from the methodology used for calculating CFFO by certain other REITs and, accordingly, IRT’s CFFO may not be comparable to CFFO reported by other REITs. IRT’s management utilizes FFO and CFFO as measures of IRT’s operating performance, and believes they are also useful to investors, because they facilitate an understanding of IRT’s operating performance after adjustment for certain non-cash or non-operating items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and that may not accurately compare IRT’s operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, IRT believes that FFO and CFFO provide investors with additional useful measures to compare IRT’s financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor CFFO should be considered as an alternative to net income as an indicator of IRT’s operating performance or as an alternative to cash flow from operating activities as a measure of IRT’s liquidity.

Interest Coverage Interest coverage is a ratio computed by dividing Adjusted EBITDA by interest expense. Net Debt Net debt, a non-GAAP financial measure, equals total debt less cash and cash equivalents. The following table provides a reconciliation of total debt to net debt (Dollars in thousands). IRT presents net debt because management believes it is a useful measure of IRT’s credit position and progress toward reducing leverage. The calculation is limited because IRT may not always be able to use cash to repay debt on a dollar for dollar basis. Definitions and Non-GAAP Financial Measure Reconciliations Net Operating Income IRT believes that Net Operating Income (“NOI”), a non-GAAP financial measure, is a useful supplemental measure of its operating performance. IRT defines NOI as total property revenues less total property operating expenses, excluding interest expenses, depreciation and amortization, acquisition expenses, property management expenses, and general and administrative expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income insofar as the measure reflects only operating income and expense at the property level. We use NOI to evaluate our performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses, financing expenses, and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance. Same Store Properties and Same Store Portfolio IRT reviews its same store portfolio at the beginning of each calendar year. Properties are added into the same store portfolio if they were owned at the beginning of the previous year. Properties that are held-for-sale or have been sold are excluded from the same store portfolio. Total Gross Assets Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets. The following table provides a reconciliation of total assets to total gross assets (Dollars in thousands). (a) Includes previously recognized depreciation on properties that were classified as held-for-sale as of September 30, 2019. . As of September 30, 2019 June 30, 2019 March 31, 2019 December 31, 2018 September 30, 2018 Total assets $1,653,017 $1,655,747 $1,655,849 $1,659,336 $1,648,108 Plus: accumulated depreciation (a) 148,924 141,965 132,448 120,202 114,660 Plus: accumulated amortization 19,232 19,495 19,658 19,198 19,418 Total gross assets $1,821,173 $1,817,207 $1,807,955 $1,798,736 $1,782,186 As of September 30, 2019 June 30, 2019 March 31, 2019 December 31, 2018 September 30, 2018 Total debt $979,330 $989,499 $990,920 $985,488 $963,238 Less: cash and cash equivalents (6,587) (11,060) (9,030) (9,316) (7,645) Total net debt $972,743 $978,439 $981,890 $976,172 $955,593

Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “outlook,” “assumption,” “projected,” “strategy”, “guidance” or other, similar words. Because such forward-looking statements involve significant risks, uncertainties and contingencies, many of which are not within IRT’s control, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such statements. These forward-looking statements are based upon the current judgements and expectations of IRT’s management. Risks and uncertainties that might cause IRT’s actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: adverse changes in national, regional and local economic climates; changes in market demand for rental apartment homes and pricing pressures from competitors that could limit our ability to lease units or increase rents; competition that could adversely affect our ability to acquire additional properties; volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital; unexpected changes in the assumptions underlying our 2019 EPS, CFFO and same store NOI growth guidance; delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve projected rent increases and occupancy levels on account of the initiatives; risks associated with pursuit of strategic acquisitions, including risks associated with the need to raise additional capital to fund the acquisitions and failure of acquisitions to produce expected returns; unexpected costs of REIT qualification compliance; costs and disruptions as the result of a cybersecurity incident or other technology disruption; and share price fluctuations. Additional risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements in this press release are discussed in IRT’s filings with the Securities and Exchange Commission (“SEC”), including those under the heading “Risk Factors” in IRT’s most recently filed Annual Report on Form 10-K. Dividends are subject to the discretion of IRT’s Board of Directors, and will depend on IRT’s financial condition, results of operations, capital requirements, compliance with applicable laws and agreements and any other factors deemed relevant by IRT’s Board. IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.